Creating an Emerging Canadian Mid-Tier Gold Producer


LINEAR GOLD CORP
ApolloGold

LINEAR GOLD CORP

ApolloGold™

European Gold Forum, Zurich
April 13-16, 2010
(Presentation at 3:55 p.m. local time on Thursday April 15, 2010)

Wade K. Dawe, CEO and President,
Linear Gold Corp
R. David Russell, CEO and President,
Apollo Gold Corporation

Forward Looking Statements

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation relating to the proposed Merger and the companies' exploration activities, project expenditures and business plans are "forward-looking statements" within the meaning of securities legislation. These statements include statements regarding completion of the Merger and the Private Placement, the near and long term value of the combined company, future production by Apollo or the combined company, future exploration activities and advancement towards feasibility, commencement of underground development and production at Black Fox, open pit development at Black Fox, future valuation multiples and estimates of future cash flows, cash costs, operating costs, strip ratios, grades, mill capacities, recovery rates, mine life, capital expenditures, internal rates of return, and future development at Apollo's and Linear's properties. The companies do not intend, and does not assume any obligation, to update these forward-looking statements. These forward-looking statements represent management's best judgment based on current facts and assumptions that management considers reasonable, including that the required approval will be obtained from the shareholders of Apollo or Linear, that all third party regulatory and governmental approvals to the Merger will be obtained and all other conditions to completion of the Merger will be satisfied or waived, that operating and capital plans will not be disrupted by issues such as mechanical failure, unavailability of parts, labour disturbances, interruption in transportation or utilities, or adverse weather conditions, that there are no material unanticipated variations in budgeted costs, that contractors will complete projects according to schedule, and that actual mineralization on properties will not be less than identified mineral reserves. The companies make no representation that reasonable business people in possession of the same information would reach the same conclusions. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the companies to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In particular, fluctuations in the price of gold or in currency markets could prevent the companies from achieving their targets. Other factors are disclosed under the heading "Risk Factors" and elsewhere in Apollo's and Linear's documents filed from time to time with the Toronto Stock Exchange and SEDAR, and also for Apollo, with the NYSE Amex and the United States Securities and Exchange Commission and other regulatory authorities.

NON-GAAP FINANCIAL MEASURES

The term "total cash cost" is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by-product credits for payable silver, lead, and zinc production. We have included total cash cost information to provide investors with information about the cost structure of our mining operations. This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.

CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES

This presentation uses the term mineral "resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into mineral reserves.

QUALIFIED PERSON

The Qualified Person for Apollo's technical information contained here is Apollo's Sr. Vice President of Exploration Richard F. Nanna.

Merger Transaction Highlights

- Combines strong current production with an excellent development pipeline in predominantly low risk operating jurisdictions
- 2010 production in excess of 100,000 ounces of gold, growing to in excess of 180,000 ounces by 2013
- Total reserves of 2.3 M oz of gold
- Strong management team with complementary development, operational and financial experience
- Strengthened capital position through the recapitalization of the combined balance sheet will enable the merged entity to capitalize on development and exploration opportunities
- Combined tax asset from net operating losses of US$36.2 million in Canada and expected G&A synergy savings of ~US$3 million annually by 2012
- Improved access to capital markets

Private Placement & Merger Overview

- Apollo issued to Linear, by way of a private placement, 62.5 million common shares on March 19, 2010
  - Issued at a price of C$0.40 per share
  - Gross proceeds of C$25 million
- US$10 million of the proceeds was used to immediately reduce indebtedness of the Black Fox project facility
- Remaining proceeds to fund Black Fox underground development and for general working capital purposes – underground production expected to commence in Q3/2010
- All shares issued to Linear will be cancelled upon completion of the Transaction
- 52.2% Apollo/ Linear 47.8% based on basic shares outstanding March 8, 2010
  - 5.475 Apollo shares for each Linear share
  - Merger expected to close June 2010

Pro Forma Capitalization

	Linear	Apollo	Pro Forma at Closing
Share Price as at April 5, 2010 (C$)	$1.82	$0.34	$0.34
Basic Shares Outstanding (millions)	44	273[1]	515
Fully Diluted Shares Outstanding (millions)[2]	48	358	621
Fully Diluted Market Capitalization (C$ million)	$87	$121	$211
Cash (US$ millions)[3]	$40	$7	$27
Debt (US$ millions)[3,4]	-	$74	$54

(1) *Apollo basic shares outstanding does not include the 62.5 million shares issued to Linear via the Private Placement – these shares will be cancelled upon closing of the Merger*
(2) *Includes only in-the-money options and warrants*
(3) *Apollo and Linear balances as of December 31, 2009 balance sheet. Apollo restricted cash of US$7 million comprised of US$5 million remaining from Canadian flow-through share financing completed in 2009 and US$2 million in other cash*
(4) *Pro forma debt of US$54 million includes payments on the Apollo project debt of US$10 million in March and an additional US$10 million upon closing of the Merger. An additional US$15 million of project debt is expected to be repaid by December 31, 2010*

Increased Trading Liquidity



Trailing 12 Months - Total Value of Shares Traded (US$M)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Linear
Apollo
Combined Entity
Canada (TSX)
US (AMEX)

Source: Bloomberg

LINEAR GOLD CORP

ApolloGold

Balance Sheet Recapitalization

- Significant balance sheet recapitalization
- Total debt repayment of US$35 million by December 31, 2010
- Solidifies capital structure to support future growth
- Enhances future cash flows for exploration and development
- Full support of the lending banks – standstill on certain events of default until September 30, 2010



Apollo Project Debt Repayment[1]
US$ Millions
$80
$70
$60
$50
$40
$30
$20
$10
$-
50% reduction in principal
Current Gross Project Debt
Debt Repayment from Private Placement
Debt Repayment Upon Closing
Additional 2010 Debt Repayment
Pro Forma Gross Project Debt at Dec 31/2010

(1) *Does not include ~US$4 million in outstanding convertible debentures*

Combined Company Project Locations


Goldfields: Box & Athona Projects
Uranium City, Saskatchewan
Black Fox Mine; Pike River & Grey Fox Projects
Timmins District
Matheson, Ontario
Linear Gold
Corporate Headquarters
Halifax, Nova Scotia
Apollo Gold
Corporate Headquarters
Denver, Colorado
Technical Office
Toronto, Ontario
Huizopa Project
Chihuahua, Mexico
Amplacion Pueblo Viejo, Loma El Mate, & Loma Hueca Projects
Dominican Republic
Ixhuatán Project
Chiapas, Mexico
Apollo Gold
Linear Gold

LINEAR GOLD CORP

ApolloGold

Combined Project Pipeline Growth

- The merger combines current production with an excellent development pipeline in predominantly low risk operating jurisdictions

Early Exploration	Advanced Exploration	Pre-Feasibility	Feasibility	Development	Mine
Huizopa, Mexico Dominican Republic Projects	Grey Fox and Pike River Projects, Ontario, Canada Ixhuatán, Mexico	Athona Project, Saskatchewan, Canada	Box Project, Saskatchewan, Canada		Black Fox Mine, Ontario, Canada

Apollo Gold
Linear Gold

LINEAR GOLD CORP

ApolloGold

Pro Forma Reserves and Resources

	Proven & Probable Reserves			Measured & Indicated Resources[1,2]		Inferred Resources[1,2]	
Property	Tonnes	Au Grade (g/t)	Gold (oz)	Tonnes	Au Grade (g/t)[2,3]	Tonnes	Au Grade (g/t)[2,3]
Black Fox[4]	6,460,000	6.4	1,330,000	465,000	6.4	3,510,000	6.6
Goldfields – Box	14,908,000	1.4	685,900	1,993,000	1.4	3,710,000	0.9
Goldfields – Athona	10,483,000	1.0	344,500	-	-	2,198,000	0.7
Ixhuatán[5]	-	-	-	9,370,000	3.0	7,130,000	1.7
Total	**31,851,000**	**2.3**	**2,360,400**	**11,828,000**	**2.6**	**16,548,000**	**2.4**

(1) *Measured and Indicated Resources are exclusive of Reserves*
(2) *Please refer to the Cautionary Statement on slide 27 for additional information regarding mineral resources*
(3) *Gold equivalency based on US$825/oz Au, US$12.75/oz Ag*
(4) *Reserves have since been reduced by mining of 632,000 ore tonnes, including 425,000 tonnes at a head grade of 3.73 g/t for production of 47,430 oz Au from Black Fox Mill, with further 5,531 oz Au produced from toll processing in 2009. Total production was 52,961 oz Au in 2009*
(5) *Ixhuatán resources based on 1 g/t Au cutoff*

LINEAR GOLD CORP

ApolloGold

Upside Potential For Combined Entity

Total Enterprise Value / 2010 Production[1] (US$/oz)



$10,067
$9,363
$4,491
$4,208
$2,884
$2,616
$2,202
$2,132
$1,620
Kirkland Lake
Lakeshore
Aurizon
Minefinders
Claude
Capital Gold
Wesdome
Combined Entity
Apollo

2010 Cash Flow Per Share Multiples[1]



26.3x
17.7x
15.7x
9.1x
6.2x
3.8x
Aurizon
Claude
Minefinders
Capital Gold
Combined Entity
Apollo

(1) *Based on analyst consensus estimates. Prices as at April 5, 2010*

LINEAR GOLD CORP

ApolloGold

Upside Potential For Combined Entity

Total Enterprise value / Total Resources[1] (US$/oz)


$541
$237
$234
$196
$172
$164
$148
$101
$76
$74
$62
$29
Wesdome
Lakeshore
Aurizon
Timmins Gold
Claude
Minefinders
Kirkland Lake
Capital Gold
St Andrew Goldfields
Apollo
Combined Entity
Linear

Price / Net Asset Value Multiples[1]


Peer Average 1.00x
1.52x
1.48x
1.03x
0.90x
0.87x
0.76x
0.56x
0.49x
0.44x
Wesdome
Capital Gold
Aurizon
Lakeshore
Minefinders
Kirkland Lake
Apollo
Linear
Timmins Gold

(1) *Based on analyst consensus estimates. Prices as at April 5, 2010. Linear and Combined Entity Total Resources are excluding Linear's Ixhuatán project resource. Peer average excludes Linear and Apollo*

LINEAR GOLD CORP

ApolloGold

Creating an Emerging Canadian Mid-Tier Gold Producer

- High quality emerging Canadian mid-tier gold producer with forecast production in excess of 180,000 oz per annum (2013 onward)
- Complementary cash flow profile to fund expansion and future development
- Attractive growth and exploration opportunities
- Industry best development and exploration expertise
- Increased capital markets presence





Pro Forma Estimated Production
oz Au Produced
200,000
100,000
0

	2010	2011	2012	2013	2014
Total	100,000	115,000	120,000	187,000	193,000
Linear	0	0	0	67,000	73,000
Apollo	100,000	115,000	120,000	120,000	120,000

Black Fox Mine




Black Fox Estimated Production
oz Au Produced
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
$600
$500
$400
$300
$200
$100
$0
Cash Costs (US$/oz Au)
2009
2010
2011
2012

	2009	2010	2011	2012
Open Pit	52,961	84,000	50,000	40,000
Underground	-	16,000	65,000	80,000

Location	Timmins, Ontario
Ownership	100% Apollo
Commenced Production	May 2009
Estimated Mine Life	~8 years
Mine Type	Currently open pit Underground in development – 2H 2010
Start-up Capex Spent	US$100 million
2008 Reserves[1,2]	1.3 M oz Au
Cash Cost / oz Au (est. 2010)	US$500 - US$550
Strip Ratio (est. 2010)	~9 with pre-strip Phase 2
Grade (est. 2010)	~4.3 g/t Au
Mill Type	CIL, producing gold dore
Mill Capacity	2,000 tpd
Recovery Rate	95%

(1) Please refer to the Cautionary Statement at the end of this presentation for additional information regarding mineral resources

(2) Reserves have since been reduced by mining of 632,000 ore tonnes, including 425,000 tonnes at a head grade of 3.73 g/t for production of 47,430 oz Au from Black Fox Mill, with further 5,531 oz Au produced from toll processing in 2009. Total production was 52,961 oz Au in 2009

Black Fox Mine – 2010 Estimated Operating Costs

Open pit & UG mining	US$40-US$42	per tonne ore
Processing[1]	US$16-US$18	per tonne milled
Transport	US$5	per tonne milled
G&A, environmental	US$7	per tonne milled
Avg. total operating costs	~US$70	per tonne milled
Total cash costs[2]	US$500-US$550	per oz sold

(1) *Includes refining charges*
(2) *Net of minor silver by-product credit*

LINEAR GOLD CORP

ApolloGold

Black Fox – 2010 Capital Expenditures



US$35
US$30
US$25
US$20
US$15
US$10
US$5
US$0
US$33.0
Underground Equipment
Underground Development
Decline
Vent Raise
Change Room, Workshops, Offices
Open Pit Phase 2 Strip
Other
Total 2010 CAPEX

LINEAR GOLD CORP

ApolloGold

Black Fox Mine – Development Plan

2010 Development Plan

• Receive Open Pit Phase 2 and 3 permits	2Q 2010
• Commence Open Pit Phase 2 strip	2Q 2010
– New decline access +~1,400 meters	Complete by 4Q 2010
• Commence underground development	2Q 2010
– 2010 development ~2,000 meters	
• Commence underground ore production	3Q 2010
• Initial underground production 45,000-50,000 t (495-545 tpd) @ 7.0 g/t	4Q 2010
• Estimated 2010 underground gold production 16,000- 18,000 oz	
• Commence Open Pit Phase 2 ore production	4Q 2010

2011 Outlook

- Underground production reaches steady rate of 750 tpd
- Number of headings = 5
- Complete Open Pit Phase 2 strip

Exploration Upside – District Potential


Black Fox
Mine
Pike
River
6.5 km Strike of DPFZ
Contact
Zone
drill area
Grey Fox
Total package = 17 sq km

LINEAR GOLD CORP

ApolloGold

Goldfields Project





Goldfields (Box) Estimated Production
oz Au Produced
80,000
75,000
70,000
65,000
60,000
$500
$400
$300
$200
$100
$0
Cash Costs (US$/oz Au)
2013
2014
2015
2016
Production
67,000
73,000
77,000
73,000

Location	Uranium City, Saskatchewan
Ownership	100% Linear
Current Status	Feasibility completed (Box)
Production Expected	2013
Estimated Mine Life	14 years (includes Box and Athona)
Mine Type	Open pit
Estimated Capex	~US$80 million – US$100 million
Reserves	1.0 M oz Au
Cash Cost / oz Au (LOM Avg.)	US$400 – US$425
Strip Ratio (LOM Avg.)	3.4:1 – Box 2.5:1 – Athona
Grade (LOM Avg.)	1.4 g/t Au – Box 1.0 g/t Au – Athona
Mill Type	Gravity, flotation, and CIL
Mill Capacity	5,000 tpd
Recovery Rate	93%

LINEAR GOLD CORP

ApolloGold

Goldfields Project – Overview

Updated Studies Completed in September 2009:

- Includes the Box Mine feasibility study and the pre-feasibility study for the Athona Gold Deposit
- The Goldfields Project has Proven and Probable reserves of 1,030,400 ounces of gold
- The Goldfields Project has an NPV, discounted at 5%, of US$134.4 million at US$900 per ounce gold revenues[1]
- Internal Rate of Return of 34.9% using US$900 per ounce gold revenues[1]
- Development ready project
- Cash cost of ~US$400-US$425 per ounce of gold

(1) *NPV and Internal Rate of Return are based on US$90 million capital cost versus US$65.7 million capital cost assumed in September 2009 studies*

Goldfields Project – NPV & IRR Sensitivity Analysis

Box Mine and Athona Deposit Combined

Gold Price	NPV @ 5%	IRR
US$900/oz	US$134.4 million	34.9%
US$1,000/oz	US$175.5 million	42.8%
US$1,150/oz	US$236.9 million	53.9%
US$1,300/oz	US$298.3 million	64.3%

Key Assumptions:

- *5,000 tonnes per day mill operation (1.8 million tonnes per year)*
- *Estimated pre-production capital cost of US$90 million versus US$65.7 million capital cost assumed in September 2009 studies*
- *Estimated Box operating cost per tonne of ore (strip ratio 3.4:1) of US$16.01 with an estimated gold recovery of 93%*
- *Estimated Athona operating cost per tonne of ore (strip ratio 2.5:1) of US$15.00 with an estimated gold recovery of 89%*
- *2% NSR*

LINEAR GOLD CORP

ApolloGold

Goldfields – Box Mine

- Mined underground from 1939 - 1942 by Cominco – produced 64,066 ounces of gold
- Planned production of 70,000 to 90,000 ounces of gold per year based on a 5,000 tonne per day operation
- Open pit mineable, 3.4:1 strip ratio
- 93% recovery using gravity, flotation, and CIL
- Environmental permit in place
- Power line to property
- Low cost
- Projected life of mine – 8.4 years
- The deposit continues down-dip below proposed pit mine plan



LINEAR GOLD CORP

ApolloGold

Box Mine – Down-Dip Exploration Potential



Proposed Pit
0 m
100 m
200 m
B07-292
B07-294
B10-303
B10-304
B07-295
B07-296
B07-297
B10-303
29.1m @ 2.28 g/t Au
incl 14.1m @ 3.87 g/t Au
incl 4.7m @ 7.50 g/t Au
B10-304
41.7m @ 2.52 g/t Au
incl 13.9m @ 6.84 g/t Au
B07-292
47.81m @ 2.13 g/t Au
incl 8.60m @ 8.35 g/t Au
B07-297
19.36m @ 1.5 g/t Au
incl 6m @ 3.14 g/t Au
B07-294
16.72m @ 6.32 g/t Au
incl 8.80m @ 11.47 g/t Au
B07-295
16.72m @ 0.53 g/t Au
incl 5.30m @ 1.08 g/t Au
B07-296
23.76m @ 2.54 g/t Au
incl 7.90m @ 5.57 g/t Au
2007 and 2010 Drill Hole Highlights 30 – 150m Below Proposed Pit

The Gold Zone at the Box Mine is open at depth.

LINEAR GOLD CORP

ApolloGold

Goldfields – Athona Deposit

- Located two kilometers from the Box Mine
- Explored from 1935 to 1938
- Pre-Feasibility Study completed in September 2009
- Athona planned production to commence from end of Box mine life
- Based on a 5,000 tonne per day operation, Goldfields mine life extended to 14.3 years from 8.4 years
- Open pit mineable, 2.5:1 strip ratio
- Will utilize the same central processing facility as Box
- 89% recovery using gravity, flotation, and CIL







Mexican Exploration Properties

Ixhuatán Project



Location	Chiapas, Mexico
Ownership	100% Linear
Current Status	Exploration
M&I Resources	9.4Mt @ 2.8 g/t Au and 11.5 g/t Ag
Inferred Resources	7.1Mt @ 1.6 g/t Au and 4.0 g/t Ag

Huizopa Project



Location	Chihuahua, Mexico
Acquired In	2007
Ownership	80% Apollo, 20% Mineras Coronado
Current Status	Early Stage Exploration
Project Size	170 km^2

LINEAR GOLD CORP

ApolloGold™

Summary

- Combines strong current production with excellent development pipeline
- Expected total production in excess of 180,000 oz by 2013
- Complementary cash flow growth to fund expansion and development of existing operations
- Recapitalized balance sheet, strengthened capital position and cash flows available for exploration and development growth opportunities
- Improved access to the capital markets

Creating an Emerging Canadian Mid-Tier Gold Producer


LINEAR GOLD CORP
ApolloGold

Cautionary Statement

Cautionary Note to US Investors concerning estimates of Measured and Indicated Mineral Resources

This presentation uses the terms "Measured Mineral Resources" and "Indicated Mineral Resources". We advise US investors that while those terms are recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize them. US investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves.

Cautionary Note to US Investors concerning estimates of Inferred Mineral Resources

This presentation uses the term "Inferred Mineral Resources." We advise US investors that while this term is recognized and required by Canada's National Instrument 43-101, the US Securities and Exchange Commission does not recognize it. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of Inferred Mineral Resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of Inferred Mineral Resources cannot form the basis of feasibility or other economic studies. US investors are cautioned not to assume that part or all of the Inferred Mineral Resource exists, or is economically or legally mineable.

The following notes are in reference to the Reserves and Resources slide in regards to Apollo's Black Fox Mine:

1. Source: SRK Consulting (US), Inc., independent NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008) .
2. Reserves are based upon US$650/oz Au gold price.
3. Open Pit reserves are based upon 0.9g/t Cut off grade.
4. Underground reserves based on 3.0g/t Cut off Grade. Reserves assume 95% mining recovery, 17% planned dilution and 5% unplanned dilution both at 0 g/t grade.
5. Reserves have since been reduced by mining of 632,000 ore tonnes, including 425,000 tonnes at a head grade of 3.73 g/t for production of 47,430 oz gold from Black Fox Mill, with further 5,531 oz gold produced from toll processing in 2009. Total production was 52,961 oz in 2009.

Apollo and Linear have each provided information with respect to their own affairs and as such, neither Apollo nor Linear assumes responsibility for the accuracy or completeness of the other company's information.

Transaction Overview

Key Terms	• 5.474 Apollo shares for each Linear share acquired • C$2.30 implied price representing a 20% premium to Linear based on each company's 20-day VWAP prior to announcement
Private Placement Financing	• Linear acquired C$25 million of Apollo shares at a price of C$0.40 per share on March 18, 2010
Near Term Recapitalization	• US$10 million project debt repaid upon closing of the private placement • US$10 million project debt repayment upon closing of the arrangement
Pro Forma Ownership	• Apollo 52.2% / Linear 47.8% based on basic shares outstanding as at March 8, 2010
Transaction Structure	• Share exchange by court approved plan of arrangement
Company Name & Management	• Merged company to undergo a rebranding resulting in a new name and a new identity • Wade Dawe to become President & CEO of merged company • Search initiated for an experienced Chief Operating Officer
Conditions to Closing	• Apollo and Linear shareholder votes • Regulatory and court approvals
Other Items	• Transaction unanimously approved by both boards, management, and lenders • Management, directors, and lenders have entered into support agreements, which represents approximately 1.4% of Apollo shares and 7.8% of Linear shares • Reciprocal break fees of C$4 million payable in specified circumstances • Linear options & warrants to be converted into Apollo options & warrants at the exchange ratio • 3 of 7 board seats to Linear, 1 technical director mutually chosen, 3 board seats to Apollo • Lenders have agreed to a standstill on certain events of default until September 30, 2010
Indicative Timetable	• Shareholder circular mailed – May 2010 • Shareholder votes – June 2010 • Closing – June 2010

Appendix – Additional Information

Box Mine – Proposed Infrastructure


LEGEND
Existing Road
Proposed Light Vehicle Road
Proposed Heavy Vehicle Road
Transmission Line
Transformer Station
Lake / River
Proposed Berm
Proposed Pit
Proposed Waste Rock and Mill Reject Area
N
Proposed Tailings Pond
0
0.25
0.5
kilometres

LINEAR GOLD CORP

ApolloGold

Goldfields Project – Existing Infrastructure

- Excellent local infrastructure with airport, power and telecommunications
- Good road system
- Post office, medical facility and water treatment facility
- Field office, core shack and living quarters with commercial grade kitchen facilities for 100 + employees









LINEAR GOLD CORP

ApolloGold

Goldfields – 2010 Exploration

Commenced January 2010:

- Exploration of an approximate five kilometer by five kilometer area centered on the Box Deposit
- Completed an Induced Polarization (IP) and Resistivity (DCIP) survey using the advanced Titan 24 system
- An extensive drill program designed to test below the currently planned pit design of the Box and Athona Deposits

Initial Results

- The gold zone was intercepted immediately below the established reserves of 1,030,400 ounces contained within the combined Box and Athona Gold Deposits
- The initial results confirm the excellent potential to extend the planned mine life beyond 14.3 years and/or increase planned annual production rates beyond 70,000 to 90,000 ounces of gold per year

Goldfields Exploration Upside – Region Potential


N
Beaverlodge Lake
Golden Pond
Frontier Adit
Lodge Bay
Box Mine
Athona Deposit
Cornwall Bay
Nicholson Bay
Fish Hook Bay
Caldwell Bay
Lake Athabasca
0
2.5
5
kilometres
LINEAR GOLD CORP
Gold Occurrences of the Goldfields Area
Northern Saskatchewan, Canada
Map No. Occurrence Name
1 Box Mine Deposit
2 Athona Deposit
3 Frontier Property
4 Rose (Button Hook Bay)
5 Melma
6 Greenlee
7 Anderson
8 Golden Pond
9 Cornwall
10 Pebble Island
11 Gil (Lodge Bay)
12 JKS
13 My France, Magnetite
14 Missy (South)
15 Bearcat (Wabba Lake)
16 Yah
17 Caldwell Bay
18 Gauthier Shaft
19 Bearcat (Bearcat Lake)
20 Fish Hook Bay
21 Nicholson Bay Mine
22 Missy (North)
23 Martin
24 Quartzite Ridge
25 Black Bay Uranium Adit
Gold Occurrence
Gold and Platinum Group Metals Occurrence
Goldfields Claim Group (100% Linear Gold owned)
Goldfields Claim (non Linear owned)
Box Mine Proposed Pit

Black Fox Mine Background

- Acquired property in 2002
- Core drilled >230,000 m
- Identified 1.3 M oz in gold reserves and additional resources
- Historical underground production (1997-2001) of ~211,000 oz Au (~6-7 g/t)
- Located in Matheson, Ontario along Destor-Porcupine Fault Zone







LINEAR GOLD CORP

ApolloGold™

Black Fox – Pit and Underground


N


Highway 101
PHASE1
PHASE2
PHASE3
N

LINEAR GOLD CORP

ApolloGold

Black Fox – Mine Life & Operating Costs

Open pit mine life[1]	1,250 tpd rate	6 years
LOM strip[2]	9:1	per tonne milled
Underground mine life[1]	750 tpd rate	9 years

2010 Mining Costs		
Open pit	US$3	per tonne ore & waste
Underground[3]	US$95-US$105	per tonne ore

- In 2011 at full production, underground mining costs are expected to improve as much as 25% to US$70-US$80 per ore tonne

(1) Based on new Black Fox plan
(2) Excludes glacial till
(3) Includes expensed ore access drifts. Other development is capitalized

LINEAR GOLD CORP

ApolloGold

Black Fox Upside – Down Dip Potential



Black Fox Open Pit
Pike River boundary
Deep Drilling in Green
840m from surface
Intercept: 2 m true
width at 12 gpt

LINEAR GOLD CORP

ApolloGold

Grey Fox Upside – First Resources Expected

- Discovered in 2008
  - Positive results showing visible gold over 1.6 m, including 0.5 m of >2,000 g/t
    - Best intercept 3.5 m at 455 g/t


GF-08-10

- Exploration potential and drilling to date
  - 2008: 3,715 m in 16 holes along strike of Contact Zone (fault contact of mafic volcanic and sediments)
  - 2009: 9,936 m in 53 holes at Contact Zone, including first 6 holes at Pike River
- Outlook:
  - Initial estimated NI 43-101 M&I Resources in 2Q 2010
  - Continue drilling along Contact Zone and Destor-Porcupine Fault Zone

Grey Fox – Contact Zone Cross Section


W
E
GF08-10
GF08-19
GF08-23
GF08-44
Overburden
Contact Zone
Breccia Zone Above Contact
Zone more drilling needed
7.82g/t over 11m
455g/t over 3.5m
6.11g/t over 9.9m
Mafic Volcanics –
Hanging Wall
Diabase
Metasediments
Footwall
50 meters

Vertical Section 29000N

+/- 6.25m Looking North

LINEAR GOLD CORP

ApolloGold

Pike River Project – Exploration Upside

- Strategic acquisition of property from Newmont in Sept 2009
  - 2.5% NSR retained by Newmont
- Exploration potential and drilling to date:
  - Property added 3.5 Km along Destor-Porcupine Fault to explore on strike
  - Second target of northern extension of Contact Zone from Grey Fox
  - Completed first 6 holes as part of Grey Fox drilling program in 2009
  - First assay results from 3 holes at Pike River showed high-grade gold true-width intercepts:
    -- 4.2 m of 19.4 g/t, including 0.8 m of 86.0 g/t and
    -- 6.9 m of 3.8 g/t, including 1.6 m of 12.7 g/t
- Outlook:
  - Drilling of DPFZ and Contact Zone in 2010

Ixhuatán Project, Mexico

- 100% Linear Gold owned
- Located in the state of Chiapas 100km south of Villahermosa
- 1.2 million ounce NI 43-101 compliant gold resource at Campamento Deposit
- Property hosts epithermal gold mineralization in a central porphyry complex to a depth of 400m
- Excellent regional exploration potential


TABASCO
Villahermosa
CAMPECHE
VERACRUZ
Ixhuatán Project
OAXACA
CHIAPAS
GUATAMALA
MEXICO



LINEAR GOLD CORP

ApolloGold

Huizopa JV Project, Mexico


U S A
La Herradura
El Chanate
Cerro Colorado
SONORA
Hermosillo
La Colorada
Mulatos
CHIHUAHUA
Dolores
HUIZOPA PROJECT
Pinos Altos
Chihuahua
Ocampo
SIERRA MADRE
GOLD BELT
COAHUILA
Palmarejo
Batopilas
Alamo Dorado
El Sauzal
Guadalupe y Calvo
Guanasevi
Metates
Topia
M E X I C O
DURANGO
El Peñasquito
Tayoltita
Durango
N
0
200KM
U S A
HUIZOPA PROJECT
Chihuahua
CHIHUAHUA
MEXICO

Dominican Republic – JV With Everton Resources

Ampliacion Pueblo Viejo and Loma Hueca Concessions

- Everton can earn a 50% interest in both concessions by completing work commitments, making cash payments, and issuing common shares

Loma El Mate Concession

- Everton has earned a 50% interest in the 5,775 hectare concession

Everton Resources Inc. may acquire an additional 15% in all three properties, increasing its total interest to 65%, by incurring all additional expenditures to the completion of a bankable feasibility study



JV with Everton
N
Barrick's Pueblo Viejo Gold Deposit (15+ million ounces)
Linear/Everton
Ampliacion Pueblo Viejo Concession
Barrick Gold
Pueblo Viejo Ore Bodies
Linear/Everton
Loma el Mate Concession
0
2.5
5
kilometres

LINEAR GOLD CORP

ApolloGold

Contact Information

Linear Gold Corp.

TSX: LRR

Investor Relations:
Sean Tufford, Director of Investor Relations
Direct Line: (902) 422-1421
Toll Free: (866) 785-0456
Email: info@lineargoldcorp.com

Head Office:
2000 Barrington Street, Suite 501
Cogswell Tower
Halifax, Nova Scotia
B3J 3Ki
Canada
Phone: (902) 422-1421

www.lineargoldcorp.com

Apollo Gold Corporation

TSX: APG
AMEX: AGT

Investor Relations:
Wendy Yang, Vice President IR
Direct Line: (303) 524-3217
Toll Free: (877) 465-3484
Email: ir@apollogold.com

Head Office:
5655 S. Yosemite Street, Suite 200
Greenwood Village, CO
80111-3220
USA
Phone: (720) 886-9656
Email: info@apollogold.com

www.apollogold.com

LINEAR GOLD CORP

ApolloGold